UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANANGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-03931

CLIPPER FUND, INC.

(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101

Tucson, AZ 85706

(Address of principal executive offices)

Thomas D. Tays

Davis Selected Advisers, L.P.

2949 East Elvira Road, Suite 101

Tucson, AZ 85706

(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600

Date of fiscal year end: December 31, 2007

Date of reporting period: June 30, 2007

____________________

ITEM 1. REPORT TO STOCKHOLDERS

Table of Contents

Shareholder Letter	2

Management’s Discussion and Analysis	10

Fund Overview	12

Expense Example	13

Schedule of Investments	14

Statement of Assets and Liabilities	16

Statement of Operations	17

Statements of Changes in Net Assets	18

Notes to Financial Statements	19

Financial Highlights	23

Fund Information	24

Director Approval of Advisory Agreements	25

Directors and Officers	27

Cautionary Statement

Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings include “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. These opinions are current as of the date of this report but are subject to change. The information provided in this report should not be considered a recommendation to buy, sell, or hold any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or of the Fund. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a Prospectus. Please read the Prospectus carefully for a discussion of investment objectives, risks, fees, and expenses. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the prospectus or more current performance information by calling shareholder services at 1-800-432-2504, or on Clipper Fund’s website (www.clipperfund.com).

Dear Fellow Shareholders,

The table below summarizes the returns for Clipper Fund compared with the S&P 500® Index over the last one, three, five and ten year periods.

Annualized Total Returns as of June 30, 2007
	1 Year	3 Years	5 Years	10 Years
Clipper Fund	16.56%	7.69%	7.25%	10.65%
S&P 500® Index	20.59%	11.69%	10.70%	7.13%

The performance presented represents past performance and is not a guarantee of future results. Total return assumes reinvestment of dividends and capital gain distributions. Investment return and principal value will vary so that, when redeemed, an investor’s shares may be worth more or less than their original cost. The total annualized operating expense ratio for Clipper Fund shares as of the most recent prospectus was 0.70%. The total annualized operating expense ratio may vary in future years. Current performance may be higher or lower than the performance data quoted. For most recent month-end returns, visit clipperfund.com or call 800-432-2504. Clipper Fund was managed from inception, February 29, 1984, until January 1, 2006 by another Adviser. Davis Selected Advisers, L.P. took over management of the Fund on January 1, 2006.

While our firm only assumed management on January 1, 2006 and does not deserve credit for Clipper’s excellent 10 year results, our experience in managing money over the long term teaches us that the combination of weak short-term results with strong long-term results presented in this chart is the norm not the exception. This does not mean that my partner Ken Charles Feinberg and I consider Clipper’s short-term results satisfactory. We do not. Rather we recognize that such periods of underperformance are inevitable. This recognition was best articulated by Bob Kirby, former chairman of the Capital Guardian Trust Company (and one of our heroes in the investment profession) who noted that “the basic question facing us is whether it’s possible for a superior investment manager to underperform the market for three years in a row. The assumption widely held is no. And yet, if you look at the records, it’s not only possible, it’s inevitable.”

As the chart on page 3 shows, Bob was right. Looking closely at the records of the best large-cap managers of the last 10 years, whether in the value, growth or blend categories, more than 90% of them lagged their benchmark by at least two percentage points per year for three years in the midst of their 10 year stretch of outperformance. Furthermore, more than 60% of all of these top-performing managers underperformed their benchmark by at least five percentage points per year for three years.

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There is an old saying that one year of poor performance is understandable, two years troubling and after three, it is time to make a change. Investors who believe this nonsense are ensured poor long-term results as they are nearly certain to replace every top-performing manager of the decade based on the inevitability of three year dry spells.

There is no question that we would rather be emphasizing this point when short-term results are strong, as doing so when they are weak sounds like we are making excuses. Unfortunately, we do not yet have that luxury. We can assure you though that when short-term results are strong, we will not change our tune.

Finally, if we were to add a column to our results chart entitled “Results Since the Market Peak of March 2000,” it would show a seven year compound annual return of 1.7% for the S&P 500® Index and 11.5% for Clipper Fund.1 Such a result is remarkable for two reasons.

First, it is striking that excluding dividends the S&P 500® Index has been essentially flat for more than seven years, an outcome that would have been difficult to believe in the heady days of the late 1990s. Furthermore, although we did experience a short recession in the early part of this decade, operating earnings for the companies that make up the S&P 500® Index made good progress in the last seven years, rising 67% or almost 8% per year. The fact that the market went nowhere despite years of profit growth is a good reminder of the importance of not overpaying and proof that growth and value are both integral parts of the investment equation.

Second, during this seven year period Clipper achieved results almost 1,000 basis points per year above the S&P 500® Index. While the credit for this outstanding result belongs to our predecessors, we highlight it because relative results 10 percentage points above the Index far exceed what we would expect over the long term, particularly in periods when the market return is more normal. Specifically, Ken and I aim to beat the S&P 500® Index after expenses and would consider even a modest advantage over this Index a satisfactory long-term outcome.

_________________________

1 Past Performance is not a guarantee of future results.

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Mistakes and Lessons

Any discussion about mistakes must begin with the reminder we do not define mistakes based on stock price (although over the long term that is often a good indicator). For example, given the nature of markets, virtually every stock we buy will trade below what we paid at some point. For it not to, we would have to purchase each stock exactly at its dead low, a good goal to be sure but not realistic. As financier Bernard Baruch once noted, “Only liars sell at tops and buy at bottoms.”

Like fund managers, successful stocks can also suffer through longer periods of poor performance. For instance, measured on an annual basis, shares of Altria underperformed the S&P 500® Index roughly one-third of the time. Measured on a rolling three year basis, Altria underperformed one-quarter of the time. And yet since 1980 Altria has produced a total return more than six times the S&P 500® Index and, prior to our sale earlier this year, had been an important contributor to Clipper’s results over the years.2 Our sale of this successful investment reflected the much higher valuation that the market has awarded the shares recently as well as the growing traction of programs aimed at reducing smoking rates both in the United States and abroad. As an aside, although we manage Clipper as a team effort, the credit for our success in Altria belongs to Ken and to our predecessors who bought the position during a time of great uncertainty.

When analyzing mistakes, we try to focus on the investment process rather than the outcome. Because investing deals in probabilities rather than certainties, an intelligent investment may result in a permanent loss of capital in the same way that a mistake may result in a gain. To understand how this could be so, imagine if someone were willing to bet you $1 on a coin toss and give you two-to-one odds—that is, if you win, he gives you $2; if he wins, you give him only $1. Given two important assumptions - 1) that $1 does not represent a significant portion of your net worth and 2) that you believe the coin is honest - you should make this bet no matter what the outcome. In taking this bet, there is a 50 percent chance that you will lose. Still, such an unlucky outcome does not change the fact that given the probabilities and payouts, you would not be mistaken to make the bet.

Having spent time on definitions and an example of an investment that we do not consider a mistake, the time has come to focus on the mistakes that did come to light this year.

As I wrote last time, Sprint Nextel did a poor job integrating operations following the merger of the two companies (Sprint and Nextel). The competitive landscape in wireless communication remains fierce and, although there are some signs of improvement, we decided to sell our position at a price below what we paid and significantly below our initial estimate of fair value.

Next, we should comment on the emerging crisis in the credit markets that began in the subprime mortgage area and has affected the valuation of many financial companies, including JPMorgan Chase, AIG and Merrill Lynch, which we continue to hold, and Wachovia which we sold earlier this year. While a downturn in real estate was to be expected after years of accelerating growth, the current reversal exceeds what we would have predicted. Although it is too early to say how this current crisis will play out, it is remarkable for its suddenness and severity.

_________________________

2 Discussion of specific securities is based on past performance and is not a guarantee of future results. A security’s contribution to the Fund is dependent on a variety of factors, most notably weighting. These views may not be relied upon as investment advice and are subject to change. Past performance is not a guarantee of future results.

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Market Environment

Our approach to the type of volatility we are seeing in the credit markets is shaped by my father Shelby Davis’s observation that “investing in uncertain times is the rule, not the exception.” More specifically, we believe that such volatility usually creates opportunity if investors are able to put the current crisis into context, although the nature of such opportunity is that it does not feel comfortable or certain at the time.

The crisis that we are currently experiencing may be different in its particulars but follows the same pattern as many past crises. This pattern can be described in four stages, although it can also be reduced to the words of an old Spanish proverb, “What wise men do in the beginning, fools do in the end.”

In the first stage, an overlooked or underappreciated asset class produces wonderful returns for some period of time. In the second stage, capital provided by individuals and institutions flows into that area, often fueled by intermediaries charging high fees and commissions. In the third stage when the influx of money has begun to reduce returns, participants increase leverage and reduce quality standards, convinced that past high returns justify doing so. In the final stage, the combination of higher leverage and lower quality proves toxic and the majority of lenders and participants, particularly those who came in during the late stages, suffer losses.

Since the great Tulip Mania and South Sea Bubble of the mid seventeenth and early eighteenth centuries, this pattern has been repeated over and over again in markets. In the last 20 years alone, there have been at least four large asset classes that followed this pattern and, with the recent convulsions in credit markets, we are almost certainly seeing the fifth. In each case, early participants did fine but then aggressive promoters drew in huge amounts of capital and wiped out the late arrivals. In the 1980s, the first leveraged buyout (LBO)/junk bond craze culminated in the demise of Drexel Burnham Lambert. In the early 1990s, commercial real estate was the darling, leading to the S&L debacle and the bankruptcy of the Bank of New England among others. In the mid-1990s, Long Term Capital Management leveraged itself based on the historic relationships between different asset classes and collapsed when these relationships failed to hold following the Russian bond default and emerging market debt crisis during 1997-1998. In the late 1990s, the advent of the Internet and the early fortunes that had been made there led to huge venture capital funds, record-setting IPOs and massive loans to speculative telecom companies, most of which became worthless.

In all of these cases, there were also big winners. Generally these winners were either early investors in the area who had the discipline to moderate their exposure during the mania or opportunistic investors who came in after the crisis with enough liquidity to buy assets at fire-sale prices.

That brings us to the current crisis in debt markets. First, some context: after years of appreciating asset values, easy credit and low volatility, quality spreads in the debt markets had fallen to all-time lows, meaning that lenders required very little in the way of higher interest rates to extend credit to riskier borrowers. This behavior was driven by incentives that virtually ensured reckless behavior. For example, the originators of these loans often received high up-front fees or commissions. Worse yet, because such loans could be bundled together with other loans and sold off in secondary markets and because the accounting for such transactions allows for future profits to be recognized up front, lenders had little incentive to uphold credit standards. As rating agencies generally rely on past data, which makes them a lagging indicator, such loan bundles were often given high ratings and sold to buyers who in their search for a little extra yield did not look too closely.

The resulting fiasco has already come to a head in the subprime mortgage area and is fermenting in the private equity arena.

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In the mortgage area, conventional wisdom has said for decades that you could not lose money in your house. While home ownership is an important means of saving and investing for most families, in recent years it had become a means of speculating. Highly commissioned mortgage brokers pushed adjustable-rate loans with low teaser rates and little documentation onto borrowers who would not be able to afford them once the interest rate adjusted up. Lenders did not mind making these loans for two reasons. First, they could repackage them and sell them in the secondary market. Second, even if the borrower could not repay the loan, rising home prices would allow the house to be refinanced or sold at a profit to some other buyer who was likely to finance it the same way. The result was a sort of Ponzi scheme requiring constant refinancings and more and more unsuitable buyers to come into the market.

As credit dries up and the interest rates on these loans ratchet higher, this bubble is now bursting. In fact, an estimated 25% of all subprime mortgages are currently delinquent, up from 11% in 2004 (the term delinquent means that the borrower has missed at least one payment). Although foreclosures remain relatively low at 3%, this number is almost certain to rise as the peak of adjustable-rate and teaser-rate repricing does not occur until the third quarter of next year. This grim outlook combined with the new home and condo supply that was in the works before the downturn makes it likely that things will get worse before they get better. While it is impossible to say just how bad it will get, there are a few numbers worth bearing in mind. First, there is approximately $18 trillion of residential real estate in this country. Second, the value of all outstanding mortgages is roughly $10.8 trillion, meaning that in aggregate mortgages represent only about 60% of home values. Third, at $1.3 trillion, subprime mortgages represent about 7% of home values.

Lenders that focused disproportionately on this sector and financed themselves only in the capital markets are in deep trouble. On the other hand, lenders that maintained diversified portfolios and funding sources and adhered to higher lending standards should not only come through but may even find opportunities to capitalize on the demise of their less rationale competitors. At this early stage, we feel that the companies we hold, particularly JPMorgan, fall into this latter category; but we also recognize the truth in Warren Buffett’s saying, “It’s only when the tide goes out that you discover who’s been swimming naked.” In such an environment, few surprises are likely to be pleasant.

Turning to the world of private equity, it is often the case that people have an incentive to change a label. As someone who did not break five feet tall until my senior year in high school, I was drawn to the term vertically challenged as an alternative to short, for example. And who could argue that Chilean sea bass sounds far more appetizing than its true name, Patagonian toothfish.

A more serious type of label change occurs when salesmen encounter pension and endowment funds. In the 1980s, Drexel Burnham Lambert coined the term high-yield bonds as an alternative to junk bonds to make these risky investments sound more enticing to conservative pension funds. Recently, we have seen the transformation of LBO funds (with their connotations of debt, risk and the infamous predators’ ball) into the more exclusive and genteel sounding private equity funds. While there is a small minority of private equity firms that operate differently, most are LBO funds with a new label. These funds use a great deal of debt to buy public companies or their underperforming divisions, paying a takeover premium compared with where their stocks are trading. Then, usually within three to five years, the funds bring the same companies public again or sell them to another public company or, alarmingly, to another private equity fund. In the meanwhile, the funds charge fees that are generally equal to 1%-2% of the assets and 20%-25% of the return.

The stunning growth of these funds, which have now raised hundreds of billions of dollars giving them more than a trillion dollars of buying power, coupled with the drying up of credit should give investors pause.

Before proceeding, I should note that I am undoubtedly biased in this discussion. Such funds represent an alternative choice for our clients and often entice managers from public companies in which we invest to join them. Neither of

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these things is good for us. On top of this, I may be suffering from a case of “fee envy” as private equity management fees are huge multiples of mutual fund fees. Nevertheless, a close look at the structure, size and influence of the private equity industry raises a number of red flags.

First, when the managements of public companies stand to receive large payments, job offers or participation incentives when selling out to private equity funds, the conflicts are simply staggering. All such cases should be very carefully scrutinized as it is likely that the public shareholders are getting short shrift.

Second, the historic results being used to raise private equity funds were produced at a time when the funds were far smaller and had significantly less competition. Both of these factors are likely to weigh on future returns as fewer potential investments are large enough to make a difference and more competitors are likely to be bidding for them.

Third, private equity returns, which at first glance look impressive, do not seem as good if benchmarked against the S&P 500® Index with a comparable amount of leverage. These reported results may be further overstated as they do not include the funds that failed and have been removed from indexes, creating so-called “survivorship bias.”

Fourth, future results are likely to be highly correlated with equities as the exit strategy for most private equity funds relies on the public new issue market or public companies buying their portfolio companies.

Fifth, many purveyors of private equity funds argue that these investments offer clients lower volatility because, unlike investments in public corporations, private investments need not be marked to market each day. Such an idea might simply be called the ostrich approach to portfolio management. The fact that an investment is not marked to market does not mean that the price a buyer would pay for it stays constant any more than it means that the value of the business stays constant. The availability of a publicly quoted price does nothing to reduce business volatility and correctly viewed is actually a great advantage that a stockholder is free to either ignore or respond to at his or her option. This option may have real value as is best captured in Ben Graham’s The Intelligent Investor. He writes, “Basically, price fluctuations. . . . provide [the investor] . . . with an opportunity to buy wisely when prices fall sharply and sell wisely when they advance a great deal. At other times he will do better if he forgets about the stock market." Graham shows the great advantage of price fluctuations through the parable of Mr. Market. To paraphrase Graham, imagine owning half of a pizza parlor that reliably earns $10,000 per year, your share of which is $5,000 per year. Next, imagine that your partner, who owns the other 50 percent, names a price each day at which he will either buy your share or sell you his share. You are free to ignore or respond to him as you choose. One day in an exuberant mood he might offer you $100,000 for your half; other days when he is depressed, he might offer to sell you his half for only $30,000. It would be nonsense to consider his naming a price each day a disadvantage to you or in any meaningful way increasing the volatility of your investment.

Finally, as the availability of easy credit dries up, even those deals that can get done will have more expensive financing. Given the amount of leverage employed in most private equity deals, these higher rates and stricter terms can significantly reduce returns.

While there will undoubtedly be winners in the private equity game (the ones charging the fees, for example), it is unlikely to be very successful for most investors. It is also hard to imagine how such investments could be considered lower risk or noncorrelated compared with stocks given that leverage increases risk and that the need for an exit strategy increases correlation.

Sadly, the losers in the game are likely to be the pension and endowment funds that are now rushing into this area in the same way they rushed into venture capital in the late 1990s. This is even more obvious when, to quote the old saying, we follow the money. Consider this: To raise the money they want to put into private equity funds, many

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pension funds and endowments are selling their public companies (or in the vernacular reducing their allocation to U.S. stocks). Then, they are in essence buying back some of the very same companies or divisions of the same companies that they used to own at a premium to where they sold them. At the same time, they are adding significant leverage and paying much higher fees. This does not strike me as a winning formula.

But as I said earlier I am certainly biased.

Because the chaos in the mortgage area and potential low returns in private equity are likely to persist for some time, it is tempting for investors to want to get out of the market until the environment seems less risky. Although such an approach sounds reasonable, it does not work for the simple reason that it confuses risk with the perception of risk. This distinction is one that is familiar to people who study driver behavior. For example, drivers of large SUVs tend to feel safer. Because they feel safer, they tend to drive more aggressively, which in turn makes them more likely to be in an accident. Conversely, drivers of many small cars feel vulnerable. This fear makes them drive more carefully and makes them less likely to be in an accident. As a result, the drivers who feel safest are actually taking more risk than those who feel most vulnerable.

Similarly, in investing, the time to be nervous is when there seems little to be nervous about. At such time, prices are high and the risk of loss high. As Warren Buffett says, “You pay a high price for a cheery consensus.” Conversely, the time to look for opportunity is when there is fear and uncertainty. Such uncertainty drives down prices as investors head for the exits, creating opportunity for those that can buy and hold. In The Intelligent Investor, Ben Graham summarizes this idea: “Be fearful when others are greedy and greedy when others are fearful.” While this crisis may continue to get worse, we are far from a cheery consensus. Furthermore, although different in its details, the current crisis is following a recurring pattern. Our study of this pattern leads us to look for opportunities rather than exits.

Conclusion

As always, I must conclude this letter with my warm thanks to my colleagues on the research team. Ken and I feel grateful to work with this team of talented, committed and decent individuals. Beyond this team, the entire staff of Davis Advisors, from those answering the phones to those preparing your financial reports, never forget the responsibility with which you have entrusted us. We will continue to do our best to earn this trust in the years ahead.

Sincerely,

Christopher C. Davis	Kenneth Charles Feinberg
President & Portfolio Manager	Portfolio Manager

August 2, 2007

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This report is authorized for use by existing shareholders. A current Clipper Fund prospectus must accompany or precede this piece if it is distributed to prospective shareholders. You should carefully consider the Fund’s investment objectives, risks, fees, and expenses before investing. Read the prospectus carefully before you invest or send money.

Clipper Fund’s investment objective is long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. Clipper Fund invests primarily in common stock of large companies with market capitalizations of at least $10 billion or more at the time of purchase. Some important risks of an investment in Clipper Fund are: non-diversification: concentrating a fund’s portfolio in a select limited number of securities can increase the volatility of the portfolio; market risk: the market value of shares of common stock can change rapidly and unpredictably; company risk: the market value of a common stock varies with the success or failure of the company issuing the stock; industry risk: investing a significant portion of assets in one sector may cause a fund to be more volatile; and foreign country risk: companies operating, incorporated or principally traded in foreign countries may have more fluctuation as foreign economies may not be as strong or diversified, foreign political systems may not be as stable and foreign financial reporting standards may not be as rigorous as they are in the United States. As of June 30, 2007, Clipper Fund had 3.2% of assets invested in foreign companies. See the prospectus for a complete listing of the principal risks.

The views expressed by the Davis Advisors investment professionals in this report are subject to change, and some of the stocks discussed may no longer be owned. Market values will vary so that an investor may experience a gain or a loss. As of June 30, 2007, Clipper Fund had invested the following percentages of its assets in the companies listed: JPMorgan Chase, 3.74%; AIG, 9.60%; Merrill Lynch, 4.10%.

Clipper Fund has adopted a Portfolio Holdings Disclosure policy that governs the release of non-public portfolio holding information. This policy is described in detail in the prospectus. Visit clipperfund.com or call 800-432-2504 for the most current public portfolio holdings information.

The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the S&P 500® Index.

After October 31, 2007, this piece must be accompanied by a supplement containing performance information for the most recent quarter end.

Shares of the Clipper Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

6/07 Davis Distributors, LLC, 2949 East Elvira Road, Suite 101, Tucson, AZ 85706, 800-432-2504, clipperfund.com.

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Management’s Discussion and Analysis

Market Environment

During the six-month period ended June 30, 2007, the stock market, as measured by the Standard & Poor’s 500® Index1, increased by 6.96%. U.S. economic activity, as measured by the gross domestic product (“GDP”), increased 3.4% in the second quarter after increasing 0.6% in the first quarter of 2007. Interest rates, as measured by the 10-year Treasury bond, began 2007 just below 4.6% and increased to 5.1% by the end of the second quarter.

The industry sectors within the S&P 500® Index that turned in the strongest performance were energy, materials, and telecommunication services. The industry sectors that turned in the weakest performance were real estate, banking, diversified financials, and consumer discretionary.

Clipper Fund

Performance Overview

Clipper Fund returned 2.46% for the six-month period ended June 30, 20072, compared to its benchmark, the Standard & Poor’s 500® Index1, which returned 6.96%.

The Fund’s consumer discretionary holdings under-performed the corresponding sector within the Index as well as the Index itself. Harley-Davidson3 was the top detractor4 from performance. News Corp. also was among the top detractors for the period.

Information technology companies make up one of the largest sectors in the Index and this sector out-performed the Index. The Fund’s relative performance was harmed both by a lower relative weighting in this strongly performing sector, and because Microsoft, the Fund’s only information technology company, under-performed the corresponding sector within the Index. Microsoft was among the top detractors from performance.

The energy sector was the top-performing sector of the Index. While making positive contributions to absolute performance, ConocoPhillips, the Fund’s only energy company, under-performed the corresponding sector within the Index. ConocoPhillips was among the top contributors to performance.

The Fund’s largest sector holdings were in diversified financial companies. The Fund’s diversified financial holdings out-performed the corresponding sector within the Index, but under-performed the overall Index, thereby detracting from relative performance. Ameriprise Financial, Mellon Financial (merged with Bank of New York in July 2007), American Express, and JPMorgan Chase were among the top contributors to performance. Merrill Lynch was among the top detractors from performance.

The Fund made significant investments in consumer staple companies and they made important contributions to performance. While the Fund’s consumer staple companies out-performed the corresponding sector within the Index, they under-performed the Index as a whole, thereby detracting from relative performance. Altria, Costco Wholesale, and Wal-Mart were among the top contributors to performance. Procter & Gamble was among the top detractors from performance. The Fund no longer owns Altria.

The company contributing the most to performance was Tyco International, a capital goods company. Another individual company contributing to performance was Sprint Nextel, a telecommunication services company. Other individual companies detracting from performance included American International Group, an insurance company, Wachovia, a banking company, and Johnson & Johnson, a health care company. The Fund no longer owns Sprint Nextel and Wachovia.

The Fund managers have identified a few investment opportunities in foreign companies. The Fund ended the period with approximately 3% of its assets invested in foreign companies. As a group, the foreign companies owned by the Fund out-performed the Index over the period.

Management’s Discussion and Analysis - (Continued)

This Semi-Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Clipper Fund prospectus, which contains more information about investment strategies, risks, fees, and expenses. Please read the prospectus carefully before investing or sending money.

Clipper Fund’s investment objective is to seek long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. The primary risks of an investment in Clipper Fund are: (1) market risk, (2) company risk, (3) focused portfolio risk, (4) financial services risk, (5) foreign country risk, (6) headline risk, and (7) selection risk. See the prospectus for a full description of each risk.

1     The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

2     Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor’s shares may be worth more or less than when purchased. The total annualized operating expense ratio as of June 30, 2007 was 0.69%. The following table lists the average annual total returns for the periods ended June 30, 2007:

				Fund
	1-Year	5-Year	10-Year	Inception
				(02/29/84)
Clipper Fund	16.56%	7.25%	10.65%	14.54%
Standard & Poor’s 500® Index	20.59%	10.70%	7.13%	12.98%

Fund performance changes over time and current performance may be higher or lower than stated. For more current information please call Clipper Fund Investor Services at 1-800-432-2504.

Davis Selected Advisers, L.P. began serving as investment adviser to Clipper Fund on January 1, 2006. A different investment adviser managed the Fund from inception through December 31, 2005.

3     This Management Discussion & Analysis discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

4     A company’s or sector’s contribution to the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

Shares of the Clipper Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve risks, including possible loss of the principal amount invested.

Fund Overview

June 30, 2007

(Unaudited)

Portfolio Composition		Sector Weightings
(% of Fund’s Net Assets)		(% of Stock Holdings)

			Fund	S&P 500®
Common Stock	100.14%	Diversified Financials	29.11%	10.36%
Other Assets & Liabilities	(0.14)%	Insurance	16.57%	4.73%
	100.00%	Food & Staples Retailing	12.28%	2.34%
		Capital Goods	11.26%	8.59%
		Energy	10.03%	10.77%
		Household & Personal Products	5.47%	2.15%
		Automobiles & Components	5.19%	0.63%
		Technology	4.91%	15.38%
		Media	3.49%	3.36%
		Health Care	1.69%	11.65%
		Banks	–	5.14%
		Food, Beverage & Tobacco	–	4.79%
		Telecommunication Services	–	3.74%
		Other	–	16.37%
			100.00%	100.00%

Top 10 Holdings

		% of Fund’s
Security	Industry	Net Assets
Tyco International Ltd.	Capital Goods	11.28%
ConocoPhillips	Energy	10.05%
American International Group, Inc.	Multi-Line Insurance	9.60%
American Express Co.	Consumer Finance	9.20%
Costco Wholesale Corp.	Food & Staples Retailing	8.09%
Ameriprise Financial, Inc.	Capital Markets	6.31%
Procter & Gamble Co.	Household & Personal Products	5.48%
Harley-Davidson, Inc.	Automobiles & Components	5.19%
Bank of New York Mellon Corp.*	Capital Markets	5.01%
Microsoft Corp.	Software & Services	4.91%

* formerly Mellon Financial Corp.

Expense Example

(Unaudited)

Example

As a shareholder of the Fund, you incur ongoing costs only, including advisory and administrative fees and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from 01/01/07 to 06/30/07. Please note that the Expense Example is general and does not reflect certain account specific costs, which may increase your total costs of investing in the Fund. If these account specific costs were included in the Expense Example, the expenses would have been higher.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(01/01/07)	(06/30/07)	(01/01/07-06/30/07)

Actual	$1,000.00	$1,024.58	$3.46
Hypothetical	$1,000.00	$1,021.37	$3.46

Hypothetical assumes 5% annual return before expenses.

* Expenses are equal to the Fund’s annualized operating expense ratio (0.69%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expense ratio reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser. The “Financial Highlights” table included in this report also shows the gross expense ratio, without such reductions or reimbursements.

Schedule of Investments

June 30, 2007

(Unaudited)

		Value
Shares	Security	(Note 1)
COMMON STOCK – (100.14%)

AUTOMOBILES & COMPONENTS – (5.19%)
2,867,000	Harley-Davidson, Inc.	$170,901,870
CAPITAL GOODS – (11.28%)
10,985,000	Tyco International Ltd.	371,183,150
CAPITAL MARKETS – (16.21%)
3,267,640	Ameriprise Financial, Inc.	207,723,875
3,749,200	Bank of New York Mellon Corp.
	(formerly Mellon Financial Corp.)	164,964,800
1,614,000	Merrill Lynch & Co., Inc.	134,898,120
1,309,415	RHJ International* (Japan)	25,874,117
		533,460,912
CONSUMER FINANCE – (9.20%)
4,947,500	American Express Co.	302,688,050
DIVERSIFIED FINANCIAL SERVICES – (3.74%)
2,541,600	JPMorgan Chase & Co.	123,140,520
ENERGY – (10.05%)
4,211,500	ConocoPhillips	330,602,750
FOOD & STAPLES RETAILING – (12.29%)
4,554,100	Costco Wholesale Corp.	266,323,768
2,871,900	Wal-Mart Stores, Inc.	138,167,109
		404,490,877
HOUSEHOLD & PERSONAL PRODUCTS – (5.48%)
2,945,500	Procter & Gamble Co.	180,235,145
MEDIA – (3.50%)
5,421,000	News Corp., Class A	114,979,410
MULTI-LINE INSURANCE – (9.60%)
4,508,600	American International Group, Inc.	315,737,258
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES – (1.69%)
901,500	Johnson & Johnson	55,550,430
PROPERTY & CASUALTY INSURANCE – (7.00%)
1,375	Berkshire Hathaway Inc., Class A*	150,528,125
1,551,000	Millea Holdings, Inc. (Japan)	63,740,589
1,784,000	NIPPONKOA Insurance Co., Ltd. (Japan)	16,081,439
		230,350,153
SOFTWARE & SERVICES – (4.91%)
5,489,400	Microsoft Corp.	161,662,830

	Total Common Stock – (identified cost $2,566,653,704)	3,294,983,355

Schedule of Investments – (Continued)

June 30, 2007

(Unaudited)

Total Investments – (100.14%) – (identified cost $2,566,653,704) – (a)	$3,294,983,355
Liabilities Less Other Assets– (0.14%)	(4,458,631)
Total Net Assets – (100%)	$3,290,524,724

* Non-Income Producing Security.

(a)Aggregate cost for Federal Income Tax purposes is $2,568,667,467. At June 30, 2007, unrealized appreciation (depreciation) of securities for Federal Income Tax purposes was as follows:

Unrealized appreciation	$726,391,023
Unrealized depreciation	(75,135)
Net unrealized appreciation	$726,315,888

See Notes to Financial Statements

Statement of Assets & Liabilities

June 30, 2007

(Unaudited)

Assets:
Investments in securities, at value (see accompanying Schedule of
Investments) (identified cost $2,566,653,704)	$3,294,983,355
Receivables:
Capital stock sold	1,928,275
Investment securities sold	3,681,045
Prepaid expenses	39,071
Total assets	3,300,631,746

Liabilities:
Cash overdraft	3,594,166
Payables:
Capital stock redeemed	1,867,804
Investment securities purchased	2,193,529
Accrued expenses	824,048
Accrued management fees	1,627,475
Total liabilities	10,107,022

Net Assets	$3,290,524,724

Shares Outstanding (Note 4)	34,915,482

Net Asset Value, offering, and redemption price per share
(Net Assets ¸ Shares Outstanding)	$94.24

Net Assets consist of:
Paid-in capital	2,413,594,922
Undistributed net investment income	14,243,096
Accumulated net realized gains from investments and foreign currency
transactions	134,357,055
Net unrealized appreciation on investments and foreign currency
transactions	728,329,651
Net Assets	$3,290,524,724

See Notes to Financial Statements

Statement of Operations

Six months ended June 30, 2007

(Unaudited)

Investment Income:
Income:
Dividends		$25,612,209
Interest		103,910
Total income		25,716,119

Expenses:
Management fees (Note 2)	$9,571,006
Custodian fees	179,204
Transfer agent fees	1,355,894
Audit fees	32,526
Legal fees	39,045
Reports to shareholders	175,060
Directors’ fees and expenses	50,298
Registration and filing fees	37,500
Miscellaneous	81,367
Total expenses		11,521,900
Net investment income		14,194,219

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investment transactions		136,520,657
Foreign currency transactions		(149,838)
Net decrease in unrealized appreciation on investments and foreign
currency transactions		(68,430,856)
Net realized and unrealized gain on investments and foreign currency
transactions		67,939,963

Net increase in net assets resulting from operations		$82,134,182

See Notes to Financial Statements

Statements of Changes in Net Assets

	Six months ended June 30, 2007 (Unaudited)	Year ended December 31, 2006
Operations:
Net investment income	$14,194,219	$37,955,808
Net realized gain from investments and foreign
currency transactions	136,370,819	313,019,294
Net increase (decrease) in unrealized appreciation
on investments and foreign currency transactions	(68,430,856)	122,897,700
Net increase in net assets resulting from
operations	82,134,182	473,872,802

Dividends and Distributions to Shareholders from:
Net investment income	–	(39,063,963)
Net realized gain on investments	–	(296,319,533)

Capital Stock Transactions (Note 4):	(220,010,482)	(716,037,272)

Total decrease in net assets	(137,876,300)	(577,547,966)

Net Assets:
Beginning of period	3,428,401,024	4,005,948,990

End of period*	$3,290,524,724	$3,428,401,024

* Includes undistributed net investment income of	$14,243,096	$48,877

See Notes to Financial Statements

Notes to Financial Statements

June 30, 2007

(Unaudited)

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Clipper Fund, Inc. (“Fund”, a California corporation) is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund’s investment objective is long-term capital growth and capital preservation. Effective January 1, 2006, Davis Selected Advisers, L.P. (“Adviser”) assumed management of the Fund. The Adviser seeks to invest the Fund’s assets primarily in common stocks of large companies (generally, companies with market capitalizations of $10 billion or more at the time of initial purchase) that are trading at prices below the Adviser’s estimate of their intrinsic values. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  VALUATION OF SECURITIES - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the closing bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Adviser identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. These valuation procedures are reviewed and subject to approval by the Board of Directors.

B.   MASTER REPURCHASE AGREEMENTS - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

C.  CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Notes to Financial Statements – (Continued)

June 30, 2007

(Unaudited)

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

D.  FOREIGN CURRENCY - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

E.   FEDERAL INCOME TAXES - It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for Federal Income or Excise Tax is required.

F.   USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

G.  INDEMNIFICATION - Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

H.  SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Notes to Financial Statements – (Continued)

June 30, 2007

(Unaudited)

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

I.   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and net operating losses. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for Federal Income Tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

J.   NEW ACCOUNTING PRONOUNCEMENT – In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. As of June 30, 2007, the Adviser has evaluated the implication of FIN 48 and does not currently anticipate any impact to the Fund’s financial statements. The Adviser will continue to monitor the Fund’s tax positions prospectively for potential future impacts.

In September 2006, FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal periods. As of June 30, 2007, the Adviser does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

NOTE 2 — INVESTMENT ADVISORY FEES

Advisory fees are paid monthly to the Adviser. The annual rate is 0.65% of the average net assets for the first $500 million, 0.60% on the next $500 million, 0.55% on the next $2 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, and 0.485% of the average net assets greater than $10 billion. Advisory fees paid during the six months ended June 30, 2007 approximated 0.57% of average net assets.

Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the six months ended June 30, 2007 amounted to $21,221. State Street Bank & Trust Co. (“State Street Bank”) is the Fund’s primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Fund’s custodian. Certain officers of the Fund are also officers of the general partner of the Adviser.

Notes to Financial Statements – (Continued)

June 30, 2007

(Unaudited)

NOTE 2 — INVESTMENT ADVISORY FEES - (Continued)

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

NOTE 3 — PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2007 were $214,073,152 and $414,086,794, respectively.

NOTE 4 — CAPITAL STOCK

At June 30, 2007, there were 200,000,000 shares of capital stock (no par value) authorized. Transactions in capital stock were as follows:

	Six months ended June 30, 2007	Year ended December 31,
	(Unaudited)	2006
Shares sold	1,963,727	5,818,365
Shares issued in reinvestment of distributions	–	3,617,815
	1,963,727	9,436,180
Shares redeemed	(4,320,348)	(17,594,893)
Net decrease	(2,356,621)	(8,158,713)

Proceeds from shares sold	$180,904,781	$512,653,530
Proceeds from shares issued in reinvestment of distributions	–	320,885,798
	180,904,781	833,539,328
Cost of shares redeemed	(400,915,263)	(1,549,576,600)
Net decrease	$(220,010,482)	$(716,037,272)

Financial Highlights

Financial Highlights for a share of capital stock outstanding throughout each period:

	Six months
	ended
	June 30, 2007	Year ended December 31,
	(Unaudited)	2006[4]	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$91.98	$88.18	$89.68	$87.97	$75.73	$83.53

Income (Loss) from Investment
Operations:
Net Investment Income	0.41	1.07	1.31	0.58	0.72	1.05
Net Realized and Unrealized
Gains (Losses)	1.85	11.84	(1.52)	4.51	13.87	(5.65)
Total from Investment
Operations	2.26	12.91	(0.21)	5.09	14.59	(4.60)

Dividends and Distributions:
Dividends from Net Investment
Income	–	(1.10)	(1.29)	(0.57)	(0.73)	(1.05)
Distributions from Realized Gains	–	(8.01)	–	(2.81)	(1.62)	(2.15)
Total Dividends and
Distributions	–	(9.11)	(1.29)	(3.38)	(2.35)	(3.20)

Net Asset Value, End of Period	$94.24	$91.98	$88.18	$89.68	$87.97	$75.73

Total Return[1]	2.46%	15.27%	(0.24)%	5.87%	19.35%	(5.50)%

Ratios/Supplemental Data:
Net Assets, End of Period
(000,000 omitted)	$3,291	$3,428	$4,006	$7,208	$6,963	$5,002
Ratio of Expenses to Average
Net Assets:
Gross	0.69%*	0.70%	1.12%	1.12%	1.13%	1.12%
Net[3]	0.69%*	0.62%	1.11%	1.12%	1.12%	1.07%
Ratio of Net Investment Income
to Average Net Assets	0.85%*	1.11%	0.97%	0.65%	0.98%	1.60%
Portfolio Turnover Rate[2]	6%	63%	13%	16%	25%	48%

1  Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns for periods of less than one full year are not annualized.

2  The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3  The Net ratio of expenses to average net assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements or waivers from the Adviser.

4  Effective January 1, 2006, Davis Selected Advisers, L.P., assumed management of the Fund. A different investment adviser managed the Fund from inception through December 31, 2005.

*	Annualized.

See Notes to Financial Statements

Fund Information

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund’s website at www.clipperfund.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund’s website at www.clipperfund.com, and (iii) on the SEC’s website at www.sec.gov.

Form N–Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge upon request by calling 1-800-432-2504 or on the Fund’s website at www.clipperfund.com, or on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director Approval of Advisory Agreements

The Board of Directors of Clipper Fund, Inc. (“Fund”) oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly “Advisory Agreement”). Davis Selected Advisers, L.P. and Davis Selected Advisers-NY, Inc. are jointly referred to below as “Davis Advisors.”

As a part of this process counsel for the Board of Directors (which is composed entirely of directors who are independent of Davis Advisors) prepared questions submitted to Davis Advisors in anticipation of the annual contract review. In the March 2007 Board meeting, the Directors reviewed and evaluated Davis Advisors’ responses to these questions as well as a variety of information furnished to the Board during the previous year with respect to Davis Advisors and the operations of the Fund. Upon completion of this review, the Directors determined that the terms of the Advisory Agreement are fair and reasonable and that the Advisory Agreement continues to be in the best interests of the Fund and its shareholders, and approved its continuation for an additional year.

The Directors’ determinations were based upon a comprehensive consideration of all information provided to them and were not the result of any single factor. The following facts and conclusions were important, but not exclusive, in the Directors’ recommendation to renew the Advisory Agreement.

Performance, Expenses, and Advisory Fee Schedule

The Directors noted that in 2006 the Fund delivered a satisfactory absolute return, 15.27%, but the Fund under-performed its benchmark, the Standard & Poor’s 500® Index and the average performance of its peer group, as determined by an independent service provider. The Directors considered that a one-year time period (the time during which Davis Advisors has managed the Fund) is too short to make meaningful judgments concerning performance and also reviewed information showing that Davis Advisors’ investment discipline has delivered good investment performance to other clients when measured over longer time periods.

The Directors considered the total expense ratio for the Fund, noting that it had been significantly reduced from prior years, and concluded that it was reasonable and competitive with the average expense ratios of its peer group of comparable funds.

The Directors also considered the advisory fee schedule for the Fund and comparative fee information for its peer group. They noted that the Fund’s advisory fees are below the average of the fees paid by its peer group of comparable funds, and that the breakpoint discounts in the Fund’s advisory fee structure provide for the sharing between Fund shareholders and Davis Advisors of any economies of scale that may exist in the management of the Fund. The Board noted that the Fund’s advisory fees are identical to those paid by another open-end mutual fund for which Davis Advisors serves as investment adviser, and that although the advisory fees paid by other institutional clients of Davis Advisors are in many cases lower, the differences reflect the significant investment, operational and regulatory differences between advising mutual funds and institutional clients.

In addition, the Directors considered various other potential benefits that Davis Advisors may receive in connection with the services it provides to the Fund, including reimbursement of a portion of Davis Advisors’ costs in providing shareholder services to the Fund. In that connection, the Board also reviewed Davis Advisors’ portfolio brokerage practices, and noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for third-party research services.

Director Approval of Advisory Agreements – (Continued)

Other Significant Considerations

The Directors noted the importance of reviewing quantitative measures such as those described above, but also recognized that qualitative factors could be equally, or more important, in assessing whether Fund shareholders have been, or are likely to be, well served by the renewal of the Advisory Agreement. Accordingly, the Directors also considered the full range and quality of services provided by Davis Advisors to the Fund and its shareholders, including whether it:

1.	Employs a disciplined, company specific, research driven, businesslike, and long-term investment philosophy;
2.	Achieves satisfactory investment results over the long-term after all costs;
3.

Handles shareholder transactions, inquiries, requests, and records efficiently and effectively, and provides quality accounting, legal, and compliance services, and oversight of third party service providers; and

4.	Fosters healthy investor behavior.

The Board considered the quality of Davis Advisors’ investment management process; the experience, capability and integrity of its senior management; the overall financial strength and stability of its organization; and Davis Advisors’ commitment to maintaining these attributes.

The Board noted that Davis Advisors and members of the Davis family have invested over $50 million in the Fund, and Davis Advisors and the Davis family’s interests are aligned with those of other shareholders, as they face the same risks, pay the same fees, and are highly motivated to achieve satisfactory long-term returns. The Directors also considered Davis Advisors’ efforts to minimize Fund transaction costs by generally applying a long-term time horizon to investments.

The Directors observed that Davis Advisors has consistently demonstrated an orientation in line with shareholders. They considered among other things that Davis Advisors continues to receive recognition in the press, and among industry observers and participants, not only for the quality of its investment process, but also for its shareholder orientation and integrity. The Directors also recognized Davis Advisors’ efforts to foster healthy investor behavior by, among other things, providing informative and substantial shareholder educational materials.

The Directors concluded that Davis Advisors had provided the Fund and its shareholders a reasonable level of both investment and non-investment services. The Directors further concluded that shareholders have received a significant benefit from Davis Advisors’ shareholder oriented approach, as well as the successful execution of its investment discipline.

Directors

For the purpose of their service as directors to the Clipper Fund, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706. All directors qualify as independent under the Investment Company Act of 1940.

Name (birthdate)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held

Independent Directors

F. Otis Booth, Jr. (09/28/1923)	Director	Indefinite and since inception	Private Investor	1	None

Lawrence E. Harris (09/16/1956)	Director	Indefinite and since April 2006	Fred V. Keenan Chair in Finance of the Marshall School of Business, University of Southern California, Los Angeles, CA	1	Interactive Brokers Group, Inc.

Steven N. Kearsley (09/29/1941)	Director	Indefinite and since April 2006	Private Investor, Real Estate Development	1	None

Lawrence P. McNamee (09/12/1934)	Director	Indefinite and since inception	Retired Educator	1	None

Norman B. Williamson (05/18/1932)	Director/ Chairman	Indefinite and since inception	Private Investor	1	None

Directors	Officers
F. Otis Booth, Jr.	Norman B. Williamson
Lawrence E. Harris	Chairman
Steven N. Kearsley	Christopher C. Davis
Lawrence P. McNamee	President
Norman B. Williamson	Kenneth C. Eich
Executive Vice President & Principal Executive Officer
Sharra L. Haynes
Vice President & Chief Compliance Officer
Douglas A. Haines
Vice President & Principal Accounting Officer
Thomas D. Tays
Vice President & Secretary

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
(800) 432-2504

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

Transfer Agent
Boston Financial Data Services, Inc.
P.O. Box 55468
Boston, Massachusetts 02205-5468

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Paul, Hastings, Janofsky & Walker, LLP
515 South Flower Street, 25th Floor
Los Angeles, CA 90071

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about Clipper Fund including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available upon request, free of charge, by contacting the Fund at 800-432-2504 or on the Fund’s website at www.clipperfund.com.

ITEM 2. CODE OF ETHICS

Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors has determined that independent trustee Steven N. Kearsley qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCUDURES

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. EXHIBITS

(a)(1) Not Applicable

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3) Not Applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLIPPER FUND, INC.

By
Kenneth C. Eich
Principal Executive Officer

Date: September 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
Kenneth C. Eich
Principal Executive Officer

Date: September 7, 2007

By
Douglas A. Haines
Principal Financial Officer

Date: September 7, 2007